Connect Smarter Proprietary & Confidential Analyst & Investor Day D e c e m b e r 1 2 , 2 0 2 4

2 Certain statements contained in this presentation other than purely historical information, including, but not limited to, expectations regarding future revenue, financial performance, financial condition, liquidity, projections, estimates and guidance, statements relating to our business plans, objectives and expected operating results, our anticipated financial resources, our ability to integrate the licensed technology into our current line of business, our expectations with respect to the pursuit of terrestrial spectrum authorities globally, the success of current and potential future applications for our terrestrial spectrum, our ability to meet our obligations and attain the attempted benefits under the updated services agreements, our ability to attain the attempted benefits of our recent partnerships and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “can,” “would,” “will,” and similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Risks and uncertainties that could cause or contribute to such differences include, without limitation, those described under Item 1A. Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in our other filings with the SEC. We undertake no obligation to update any of the forward-looking statements after the date of this presentation to reflect actual results, future events or circumstances or changes in our assumptions, business plans or other changes. This presentation also contains financial measures such as EBITDA, adjusted EBITDA and free cash flow, which are not recognized under U.S. generally accepted accounting principles (GAAP). Reconciliations of these non-GAAP measures to amounts reported in our consolidated financial statements are in the appendix to this presentation. Disclaimer

Today’s Globalstar Speakers 3 Tamer Kadous Vice President of Terrestrial Networks Mersad Cavcic Chief Marketing Officer Rebecca Clary Chief Financial Officer Alex Katko Vice President of Product Engineering Paul Jacobs Chief Executive Officer Tim Taylor Vice President of Finance, Business Operations & Strategy Kyle Pickens Vice President of Strategy

4 Today’s Agenda Topic Speaker(s) Start Time (ET) Speaker Introductions Jason Bernstein 9:00 AM CEO Overview Paul Jacobs 9:05 AM Terrestrial Wireless Kyle Pickens / Tamer Kadous 9:40 AM MSS Subscribers Mersad Cavcic / Alex Katko 10:30 AM Break 11:15 AM Government Mersad Cavcic 11:30 AM Wholesale Consumer Tim Taylor 11:45 AM Financials Rebecca Clary 12:00 PM Q&A All Participants 12:15 PM

Proprietary & Confidential / CEO Overview

Enabling mission critical connectivity 6

Proprietary & Confidential / Updated Services Agreement with Wholesale Customer New Satellite constellation Parsons mission-critical solution tailored for radio frequency congested environments partnership Commercial availability of XCOM RAN deployed by major global retailer First 5G RAN over n53

8 Globalstar, Inc. is the next generation mobile satellite and communications services provider 340+ Employees across 15 countries 120+ Countries Serviced 30+ Years in Business Spectrum L: 8.725 MHz S: 16.5 MHz (11.5 MHz Band n53) C: 339 MHz Government IoT XCOM RAN Band n53 Wholesale Consumer Retail Consumer 175+ Patents

# Global Footprint
## & Ground Infrastructure

### Globalstar International Terrestrial Status

- Terrestrial Authority Obtained

Terrestrial authority in U.S., Canada, Brazil, Spain & Mexico is 11.5 MHz. Authority over South Africa, Botswana, Rwanda, Gabon, Mozambique, Kenya, & Namibia is 16.5 MHz.

### Globalstar Ground Stations

- Gateway
- Office Locations

Globalstar has an established global ground infrastructure including gateways, an interconnected backbone network, as well as cloud- based data hosting & processing facilities

Globalstar



Wasilla, AK
High River, Canada
Smiths Falls, Canada
Reno, Nevada
Milpitas, CA
San Diego, CA
Covington, LA
(Headquarters)
Clifton, TX
Sebring, FL
Naalehu, Hawaii
Jocotitlan, Mexico
Las Palmas, Puerto Rico
Manaus, Brazil
Presidente Prudente, Brazil
Bosque Alegre, Argentina
Petrolina, Brazil
Rio de Janeiro, Brazil
Nemea, Greece
Dublin, Ireland
Kilingi-Nomme, Estonia
Aussaguel, France
Alcazar de San Juan, Spain
Libreville, Gabon
Gaborone, Botswana
Kigali, Rwanda
Bengaluru, India
Thailand
Singapore
Bihoro, Japan
Yeo Ju, South Korea
Mount Isa, Australia
Meekatharra, Australia
Dubbo, Australia
New Zealand

9

GovernmentIoT XCOM RAN Band n53 Wholesale Consumer Retail Consumer 10 Spectrum Bent Pipe Flexible connectivity platform for affordable and mission critical applications Spectrum Capital asset to allow innovative market approach Financial Strength Recurring revenue with limited capex funding needs

11 Spectrum Update • The FCC approved an extension of existing authorization by 15 years to operate − Reaffirms our exclusive rights within the license portion of the Big LEO Band • The Commission explicitly acknowledged the essential nature of our voice and data communications services, particularly highlighting our safety of life offerings • Wins Terrestrial Authority in Mexico with a 10-year authorization for expansion of terrestrial applications

Licensed MSS Spectrum • Mid-band spectrum for mobility • Allows for small, lower cost and energy efficient terminals • Bent pipe architecture offers flexibility for ground upgrades • Satellite coverage across ~99% of world’s population • Low-latency and high-quality transmissions • Satellite procurement agreement to ensure continuity of service Globalstar’s Satellite System How it Works Key Benefits 12 S-Band L-Band 8.725 MHz* S-Band 16.5 MHz Gateways Mobile Earth Devices C-Band L-Band PSTN Internet *0.95 MHz shared with Iridium Satellite Communications C-Band 339 MHz

• Constellation as a platform for innovation Limited investment capital allows for pathfinding opportunities • Multiple technologies and business models using available 15% capacity − Commercial IoT (currently one-way, two-way in alpha testing) − SPOT for consumer and enterprise − Government customers − New platforms under evaluation (NTN, value-added proprietary platforms) • Satellite power improves connectivity with no on-board processing unit 13 Government IoT Retail Consumer

14 Government IoT Retail Consumer • Parsons exclusive partnership to support the public, government, and defense sectors • SPOT continues to be a significant revenue stream despite direct-to-device ("D2D") progress • Scaling Commercial IoT with new and expanding customers and applications in various industry verticals

15 • Scale driven by smartphone innovation cycle • Validation of Globalstar's business model − Existing network architecture − Global dedicated spectrum − Operating excellence • Handset Original Equipment Manufacturer (OEM) share gain and replacement cycle Wholesale Consumer

16 • Updated Services Agreement with Wholesale Customer − Expanded services to customer over a new mobile satellite services network − New satellite constellation − Expanded ground infrastructure − Increased global MSS licensing • Globalstar will retain control and operate network − 100% of terrestrial, MSS and other revenue is retained − 85% of network capacity is allocated to customer Wholesale Consumer

17 • 3GPP band deployable in 12 countries for terrestrial use − 100% coverage over the U.S., Canada & Mexico • Platform to expand business dimensions − US: Mission critical applications aggregated with CBRS − Anchor for unlicensed cellular − Global private networks • Scaling through solution provider ecosystem Band n53

18 • Globalstar received 10-year terrestrial authorization from the IFT to deploy and operate Band n53 in Mexico • Globalstar Band n53 footprint now covers nearly 1B POPs over 12 countries • Band n53 Spectrum ecosystem and partners keeps growing and building revenue opportunities Band n53

19 • High performance 5G architecture to enable new use cases / verticals − Automation − Industrial 5G − Critical Infrastructure • Ease of deployment for mission-critical applications • Organic development by team of world class experts XCOM RAN

20 • Commercial availability of XCOM RAN since Mobile World Congress (MWC) February 2024 • Solution being deployed by major global retailer with ongoing deployment in 2025 • First live 5G Radio Access Network over n53 XCOM RAN

Journey of Innovation – XCOM RAN From Product Market Fit to Scale up 21 MVP (internally defined) Customer #1 Customer #2 Customer #3

GovernmentIoT XCOM RAN Band n53 Wholesale Consumer Retail Consumer 22 Spectrum Private Networks (Target) Commercial IoT Government $0 $2 $4 $6 $8 $10 $12 $14 $16 TAM $B (in 2030) Consumer Retail Total Addressable Market (TAM) Sources: • Private Networks: SNS Telecom & IT Report 2024 • Commercial IoT: ABI, Berg, Transforma Insights 2024 • Government: Fortune Insights. Military Satellite Market (Commercial) + GMInsights PNT 2024 • Retail Consumer: Actuals Iridium, Globalstar, Inmarsat subscribers, ARPU with 10% CAGR

23 Partnership for Global Reach Paul Jacobs Chief Executive Officer Strive Masiyiwa Founder & Executive Chairman

GovernmentIoT XCOM RAN Band n53 Wholesale Consumer Retail Consumer Spectrum Terrestrial Wireless (Band n53 & XCOM RAN)

25 Band n53 Overview • Band n53 is a uniform and increasingly “borderless” spectrum resource • Provides reliable connectivity − Important and high-value use cases • A rare swath of mid-band spectrum not owned by a wireless operator − "Goldilocks" spectrum – propagation allows for building penetration and spectral reuse • Aggregate with CBRS or the unlicensed bands for additional capacity − 3GPP standardized combinations

26 Band n53 Market Opportunity • Clean spectrum resource available for any wireless use case • Carriers or cable companies could add Band n53 to their spectrum inventory across their networks or at heavily used locations • Band n53 private 5G networks provide easy to deploy, campus-wide wireless connectivity for important applications like automation: − Industrial and power plants − Ports, warehouses and logistics facilities − Critical infrastructure − Offshore energy platforms − Mines and farms

27 Band n53 Milestones Met – Driving the Ecosystem • Regulatory – FCC approval • Standardization – 3GPP • Chipset inclusion – Qualcomm, GCT • Radios – Nokia, Airspan, CableFree • Modules – Global Telecom, Quectel, Telit Cinterion • Band n53 MHz – now integrated with XCOM RAN

28 Band n53 Increasingly Borderless 12 countries 13.4 million square miles 4 continents All major countries in North America ~1 billion POPs covered 10 billion+ MHz POPs ~4 billion MHz POPs in the United States

# Selected U.S. Spectrum Precedent Transactions

Band n53

Globalstar

(US $ in millions, except spectrum metrics)



600 MHz
700 MHz
800 MHz
900 MHz
AWS (1.7-2.1 GHz / PCS (1.9 GHz)
3.6-3.7 GHz
3.7-4.0 GHz
$/MHz-POP
$0.92
$1.29
$0.82[2]
$1.07
$2.31
$0.54
$0.69
$0.56
$1.74[3]
$1.10
$0.96[4]
$1.73
$0.52
$2.71[5]
$0.52[5]
$1.51[6]
$0.66[4]
$0.49
$3.16[7]
$2.05[9]
$0.21
$1.10[10]

| | Auction 1,002 | Auction 73 | DISH / Spring | Anterix / Ameren | Anterix / SDG&E | Auction 66 | Verizon / SpectrumCo | Verizon / Cox | Sprint / US Celular Midwestern Markets | T-Mobile / US Celular Mississippi Valley | T-Mobile / Verizon | Auction 96 (H-Block) | Auction 97 (Paired) | Auction 97 (Unpaired) | Auction 97 Northstar (Dish) | Auction 97 AWS BidCo (TerreStar) | Dish / Northstar | Auction 105 | Auction 107 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Frequency** | 600 MHz | 700 MHz | 800 MHz | 900 MHz | 900 MHz | AWS-1 | AWS-1 | AWS-1 | PCS | AWS-1 | AWS-1 | AWS-4 | AWS-3 | AWS-3 | AWS-3 | AWS-3 | AWS-3 | 3.6-3.7 GHz | 3.7-4.0 GHz |
| **Transaction Value** | $19.768[1] | $19,120 | $3,590 | $48 | $50 | $13,879 | $3,600 | $315 | $480 | $308 | $950 | $1,560 | $42,462 | $2,438 | $5,619[8] | $389 | $7,600 | $4,586[1] | $81,114[1] |
| **Total MHz-POPs** | 21,487 | 14,851 | 4,388 | 45 | 22 | 25,702 | 5,180 | 560 | 276 | 320 | 550 | 3,000 | 15,650 | 4,695 | 3,714 | 617 | 3,714 | 995 | 88,903 |
| **Announcement Date** | 4/13/17 | 3/20/08 | 7/26/19 | 12/21/20 | 2/16/21 | 9/18/06 | 12/02/11 | 12/16/11 | 11/07/12 | 6/28/13 | 1/06/14 | 2/27/14 | 1/29/15 | 1/29/15 | 1/29/15 | 1/29/15 | 1/6/21 | 7/23/20 | 12/8/2020 |
| **Process** | Auction | Auction | Secondary | Secondary | Secondary | Auction | Secondary | Secondary | Secondary | Secondary | Secondary | Auction | Auction | Auction | Auction | Auction | Secondary | Auction | Auction |

Post 2015 / Current

Pre 2015

Source: Company fillings, FCC, Wall Street research

Note: AWS-1 (1.7-2.1 GHz), PCS (1.9 GHz), AWS-3 (1.7-2.1 GHz), AWS-4 (2.0-2.2 GHz)

[1] Calculated based on transaction value and $/MHz-POP; [2] As per 7/26/19 transaction announcement with Sprint; [3] TEV divided by MHz-POPs, not adjusted for value of subscribers, network assets, etc.; [4] Based on $480mm transaction value less $176mm estimated run-off value of subscribers based on assumed NPV of $300/sub; [5] Prior to discount; [6] Excludes the Designated Entity 25% discount (net payment of $292mm after 25% Designated Entity discount); [7] Includes accreted value of Northstar senior debt and Class A Preferred securities; [8] Does not include $334mm interim penalty payment made to the FCC due to non-payment of 84 licenses won in Auction 97 but forfeited; [9] Implied from $312mm transaction value for 12% of Northstar equity, plus debt (does not include accreted value of debt). [10] Fully-loaded Net Price Per MHz-POP

29

30 Band n53 Spectrum Value – The Big Question • Based on historical transactions Globalstar's Band n53 spectrum could be worth between $0.5 and $2 per MHz-POP in the US alone − Implying value between $1 and $4 per share for just this spectrum • Bands with complete ecosystems trade at higher values • The goal is to generate annual cash flow from spectrum leases that would justify spectrum values over time in line with comps • International spectrum trades at a discount to spectrum in the US, but we expect that the additional MHz-POPs and international use cases will justify our efforts

31 Band n53 Summary Perpetual Resource Spectrum is a perpetual resource, and we have a lot of it Demand We can meet the need for spectrum anywhere there is demand for it Flexibility We can take different approaches in different geographies Recurring Revenue Long term lease model, high recurring revenue with near 100% margin No Restrictions No build out requirements

32 Band n53 Panel Neset Yalcinkaya SVP of America Sales Deborah Simpier Co-Founder & CEO Kyle Pickens VP of Strategy Tamer Kadous VP of Terrestrial

XCOM RAN

Globalstar

# Spectrum + Technology = Unmatched Differentiation

- **Band n53 + XCOM RAN: Unique interlocked advantage**
  - Global solution
  - Mission critical applications
- **Supercell: Radios constructively collaborate**
  - No handover - homogenous coverage
  - Multifold increase in capacity
- **Revolutionary for private network (PN) deployments**
  - Scalable performance via densification
  - Ease of deployment
  - Strong IP portfolio

33

34 XCOM RAN Pioneer New Markets & Compete Efficiently in Existing Ones • 5G Private Network (PN) hype − “Best efforts” served by enterprise Wi-Fi − 5G (like 4G PN) does not enable new use cases • New apps (Automation, XR, Mission Critical): − Demand enhanced performance − Limited by shared spectrum e.g. CBRS • XCOM RAN was designed to enable these demanding use cases→ go-to-market strategy wihtout

35 XCOM RAN Market Opportunity • Warehouse automation / dense industrial 4.0 − AI and autonomous industrial use cases will drive need for density solutions • Retail, fulfillment, and distribution centers • Enterprise, mining, campus networks, extended reality, energy platforms, stadiums, and campuses Fully standards- based system no changes to devices or radio hardware

36 XCOM RAN Early Market Validation • Major global retailer Micro-Fulfillment Center (MFC) robotics − Systems sales + recurring revenue • Homogenous high performance in harsh environment

37 XCOM RAN Market Segments Targets High-end automation and enterprise − High value prop, low competition, perfect product-market alignment, sizable Opportunistic − More development not the focus unless clear opportunities General enterprise use cases − Expansion opportunities within existing customer base available to pursue

$1.1 $1.5 $2.1 $2.8 $3.9 $5.5 $2.8 $3.7 $4.7 $6.0 $7.6 $9.6 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2025 2026 2027 2028 2029 2030 Targeted Market Segments TAM in $B Target Oportunistic Rest of TAM 38 XCOM RAN Targeted Market Segments 30% CAGR Target Opportunity: 35% of TAM Target (25% of TAM): • Manufacturing • Ports & Maritime Transport • Warehousing & Other Opportunistic (+10% of TAM): • Military • Mining • Oil & Gas Source: Private Networks: SNS Telecom & IT Report 2024

39 XCOM RAN Building Blocks BBU = Server DU + CU Dashboard Standard APIs Internet 1 U XCOM RAN Technology Off-shelf network switch Radio Units • Open-RAN • Stack evolution • Developed own radio • End-to-end solution partnering with core network provider NMS API & Dashboard Health Monitoring Performance Measurements Log Management Software & Configuration Management

40 XCOM RAN First Live 5G Demo on Band n53 with XCOM RAN Tamer Kadous VP of Terrestrial Ashar Zia Head of SI&T

41 XCOM RAN Demo Setup • Over the Air: four radios x four devices on Globalstar Band n53 PN • Three device vendors: Quectel, Telit Cinterion, iPhone • 2,400 sq ft: High density • Demo story: Streaming with background traffic with and without XCOM technology

GovernmentIoT XCOM RAN Band n53 Wholesale Consumer Retail Consumer Spectrum Retail Consumer & IoT

43 Retail Consumer Overview • ~260,000 active subscribers responsible for $44M in 2023 annual service revenue • 10,000 rescues celebrated in 2024 • Strong brand in outdoor/adventure segment with loyal customer base • Established distribution channels

44 Retail Consumer Marketing Opportunity • Making targeted, strategic investments in growth segments • Maintaining profitable customer base • Looking ahead: − Enhanced product capabilities − Enterprise market expansion − Selective consumer focus

45 Retail Consumer Market Insights 61% 28% 10% Very Important Important Somewhat Important Not Important Importance of durability and ruggedness of your satellite communications device? 85% 12% 3% Very Important Important Somewhat Important Not Important Importance of the battery life of your satellite communications device?

46 Market OpportunityIoT $2.4B TAM through various verticals Such as: • Transportation & supply chain logistics • Fleet management • Mining & mineral exploration • Animal health monitoring and tracking • Infrastructure projects in remote regions • Utilities • Automotive IoT Source: Transforma Insights Research Analysis 2024

47 Market OpportunityIoT Growing from 13M connected devices in 2024 to over 80M connected devices in 2032, driven by expansion in transportation and logistics, animal tracking, and automotive IoT verticals $2.4B $6.1B Growth with ~12% CAGR Satellite IoT 2024 Autonomous Systems Machine-to-Person Smart Enviroment Satellite IoT 2032 Autonomous Systems Machine-to-Person Smart Enviroment Source: Transforma Insights Research Analysis 2024

48 Globalstar OverviewIoT • Globalstar's LEO satellite constellation delivers cost-effective global asset connectivity • Enables tracking and monitoring to help reduce downtime, drive efficiency, prevent loss and more ~481,000 Average active devices providing value in various market verticals across 2023 ~94,000 Net adds from 2020 to 2023 (7% CAGR) $23M Annual 2023 service revenue

49 TechnologyIoT Unmatched advantages in Cost, Size, Weight and Power consumption with one-way technology: • STX-3 modem • 2.87cm x 2.06cm • 0.14 oz (4 grams) • Multiple years on AAA batteries • Cellular IoT modem price point

50 Subscriber DiversityIoT 6% 6% 8% 20% 10% 50% Subscriber Count by Region Asia Australia Brazil Canada Europe USA 5% 18% 11% 1%47% 13% 4% 1% Subscriber Count by Vertical Agriculture Animal Tracking General Telematics Government Oil and Gas Transporation and Logistics Utilities Source: Subscriber counts are based on VARs with at least 1,000 subscribers as of September 30, 2024.

Closer look at Animal Tracking • Unlocking this market vertical with breakthrough in TCO from Globalstar: − Currently tracking ~83,000 animals − Four partners leading the way: Findmysheep (42,000), Spotter (24,000), Ceres Tag (12,500), and GSE (5,000) 51 Strong VAR ChannelIoT 5 4 4 1 18 9 4 1 VAR Partner Count by Vertical Agriculture Animal Tracking General Telematics Government Oil and Gas Transporation and Logistics Utilities Source: VAR partner count based on VARs with at least 1,000 subscribers as of September 30, 2024.

52 Panel DiscussionIoT David Smith CEO and Co-Founder Ceres Tag Mersad Cavcic Chief Marketing Officer Halvor Mjøen CTO FindmyAS Jeff Palmer Founder and CEO Global Satellite Engineering Redefining sustainability with Globalstar

53 Next Phase of Growth with New TechnologyIoT Extend current simplex technology to include FWD link, maintain TCO focus with Cost, Size, Weight and Power consumption: • Support command, control, and acknowledgement messages leading to new use cases and market verticals • Half the price of other satellite IoT modems on the market, collapsing entry barrier for faster adoption • Optimize power consumption and capacity through differentiated two-way simplex architecture • Coexist with other services, made possible by bent pipe satellite architecture • Satellite + cellular IoT from the same stack Technology Upgrade

IoT

Globalstar

# Next Phase of Growth with New Technology

## Technology Upgrade

**Pursuit of validated market opportunity worth $250-350M a year:**

- Beta trials expected in Q1'25
- Gaining market share with modem, module and turnkey products

### Satellite IoT Subscriber Market Share


40%
35%
14%
9%
0%
~$250M
Total Serviceable
Market Annual
Revenue (1)
Iridium
Orbcomm*
Globalstar
Myriota
Kineis
Others*

Source: Berg Insight, The Satellite IoT Communications Market 4th Edition

(1) Total serviceable market annual revenue estimated using Globalstar's 9% market share applied to Globalstar's Commercial IoT service revenue for 2023.

54

55 Panel DiscussionIoT Command, Control, Acknowledge, Grow Jamie Williams President TGI Connect David Goldstein President and CEO Asset Link Global Alex Katko Vice President of Product Engineering

56 IoT at Scale with AutomotiveIoT Source: * eCall document EN15722:2020 eCall Data Telemetry Data Voice call w/ eCall Map tile + Traffic Live Navigation Video Call Internet Technology Segment Satellite Primary Hybrid Cellular Primary Data Usage (estimates) 125 bytes/incident * 1 KB/day per vehicle 10 Kbps 32 Kbps 65 Kbps 5 Mbps (1080P) (256x256 pixel quality for 10 Kbps) 10 Mbps 10yrs post launch 250K incidents/yr 10M incidents/yr (~30K incidents/day) 250K calls/yr 10M incidents/yr (~30K incidents/day) 10M incidents/yr (~30K incidents/day) 10M incidents/yr (~30K incidents/day) 10M incidents/yr (~30K incidents/day) TAM In 2024, 40M new car deliveries expected in top 10 countries around the world (excluding China) ** Source: ** GlobalData "Global Light Vehicle Forecast

57 Fireside ChatIoT Winning Connected Card from Space Mersad Cavcic Chief Marketing Officer Reinhard Kromer-von Baerie CIO, Peiker Holding GmbH

58 Four Modes of GrowthIoT Scale through automotive IoT Growth of the market itself (12% CAGR) 1 2 3 4 Increased ARPU (new capabilities) New technology introduction (two-way ) One-way differentiation (cost, size, weight, power)

Proprietary & Confidential / 10 Minute Break

60 Today’s Agenda Topic Speaker(s) Start Time (ET) Speaker Introductions Jason Bernstein 9:00 AM CEO Overview Paul Jacobs 9:05 AM Terrestrial Wireless Kyle Pickens / Tamer Kadous 9:40 AM MSS Subscribers Mersad Cavcic / Alex Katko 10:30 AM Break 11:15 AM Government Mersad Cavcic 11:30 AM Wholesale Consumer Tim Taylor 11:45 AM Financials Rebecca Clary 12:00 PM Q&A All Participants 12:15 PM

GovernmentIoT XCOM RAN Band n53 Wholesale Consumer Retail Consumer Spectrum Government & Wholesale Consumer

62 Government Paul Jacobs Chief Executive Officer Mike Kushin President, Defense and Intelligence Parsons Fireside Chat

63 Wholesale Consumer Overview In 2022, we announced service with our Customer to provide direct to handset connectivity. Globalstar has allocated 85% of satellite capacity to support the following phases of this service: Current Existing constellation Next Satellites with service commencing in 2025 Future Extended MSS Network per November 2024 8-K disclosure Source: September 2022 8-K, November 2024 8-K and other SEC Filings

64 Wholesale Consumer Extended MSS Network • In November 2024, announced extension to its current service agreement with its Customer where Globalstar will provide: − New satellite constellation • Extended MSS Network will be owned by Globalstar Licensee, LLC (the “Globalstar SPE”) and operated by Globalstar • Globalstar will retain 100% of all terrestrial, MSS and other revenue and will continue to allocate 85% of its network capacity to render the Satellite Services to the Customer across existing and new satellites. The remaining 15% is to service the Company’s direct MSS customers. − Expanded ground infrastructure − Increased global MSS licensing

65 Wholesale Consumer Overview of Economics • Customer fees include a recurring service fee, payments relating to certain service-related operating and capital expenditures, and bonus payments subject to satisfaction of certain licensing, service and related criteria. • 2021 Prepayment Agreement: $94.2 million used to retire senior debt. Prepayment balance reduced over time through service fees. • 2023 Prepayment Agreement: Up to $252 million used to fund 50% of amounts due for replacement satellites set to begin launching in 2025. Prepayment balance reduced over time through service fees.

66 Wholesale Consumer Overview of Economics (continued) • 2024 Prepayment Agreement: $1.1 billion (Infrastructure Prepayment) to fund Extended MSS Network and $219 million (Current Debt Repayment) to retire the Company’s outstanding 13.00% 2029 Senior Notes. Prepayment balance reduced over time through service fees. • The Customer purchased 400,000 Class B Units in the Globalstar SPE; representing 20% equity for $400 million

67 Wholesale Consumer SPE – Organizational Structure Globalstar, Inc Globalstar SPE Ground Station Assets Regulatory Licenses Satellite Spectrum New Assets & Regulatory Licenses Globalstar Domestic & International Subsidiaries Customer80% 20% 100% of all terrestrial and MSS revenue

68 Wholesale Consumer Extended MSS Network – Economics • Total Customer investment of $1.7 billion, including capex prepayments, debt repayment and equity investment • Repayment and redemption terms − Full paydown of the 2024 Prepay Agreement and redemption of the 20% equity investment are expected to be completed within the design life of the new satellites − Globalstar receives additional service fees to fully pay down the infrastructure prepayment liability as well as to redeem Customer’s 20% equity − The refinanced notes and a small portion of the Infrastructure Prepayment may accrue annual fees. Fees will be reduced or eliminated if Globalstar meets certain milestones.

69 Wholesale Consumer Extended MSS Network – Economics (continued) • Globalstar’s incremental service fees tied to the cost of the Extended MSS Network, fees for providing new services to Customer, fees tied to expenses incurred for the provision of such services and performance bonuses • Agreements also provide for service fees of $30 million annually to be accelerated • In the first annual period following the launch of the expanded Satellite Services, Globalstar estimates that its total annual revenue is expected to be more than double 2024 annualized levels with an improved EBITDA margin

Proprietary & Confidential / Financials

71 Financial Overview $189M YTD 2024 Total Revenue (2) $105M YTD 2024 Adjusted EBITDA(1)(2) 56% YTD 2024 Adjusted EBITDA Margin(2) $52M Cash and Cash Equivalents (2) (1) Refer to reconciliation of Net Income (Loss) to Adjusted EBITDA in Appendix (2) Results shown as of or for the year –to-date period ended September 30, 2024

72 Financial Performance • From 2021 to 2023, increased revenue at a compounded annual growth rate of 34% • Raised full year 2024 revenue in the range of $245 million to $250 million • From 2021 to 2023, increased Adjusted EBITDA at a compounded annual growth rate of 74% • Raised full year 2024 Adjusted EBITDA margin to 54% 2021 2022 2023 2024 Guidance Midpoint $124.3 $148.5 $223.8 $247.5 Total Revenue 2021 2022 2023 2024 Guidance Midpoint $38.7 $57.4 $116.7 $134.0 Adjusted EBITDA

73 Balance Sheet & Liquidity Highlights Note: 2024 amounts above are for the year-to-date period ended September 30, 2024; NOL as of December 31, 2023. Improved Cash Flows Increased OCF from $22m in 2020 to $99m YTD 2024 Strengthened Balance Sheet Reduced Net Leverage from 10x in 2020 to 3x YTD 2024 ~$1.8 billion global net operating loss tax carryforward expected to reduce cash taxes

74 Recent Strategic Actions Nasdaq Uplisting • Globalstar announced in November 2024 that the Company will uplist to the Nasdaq Global Select Exchange • Expect to begin trading on the Nasdaq in first quarter 2025 Reverse Stock Split • Increase the per share market price to improve marketability and liquidity • Attract greater investment participation from a more diverse and larger set of institutional investors • Help achieve and maintain listing on NASDAQ Operational Realignment • Expanded expertise of executive leadership team • Investment in XCOM RAN intellectual property and other revenue growth opportunities • Added new channel partners to broaden geographic reach of sales team • Transitioned manufacturing facility to Vietnam; potentially mitigating future tariff impact

75 Strategic Investments Scaled to Opportunities Incremental spending in the near-term to drive long-term shareholder value MSS 15% Capacity Utilization Government SPOT Retail Band 53 Commercial IoT XCOM RAN Investment Market

# Forecast Updates

Globalstar

## 2024

*Reaffirming our 2024 forecast*

| *$million except %* | Forecast |
|---|---|
| Total Revenue | $245 – $250 |
| Adj. EBITDA Margin | ~54% |

- Increased low end of revenue guidance from $235 to $245 million in November 2024
- Increased Adjusted EBITDA margin from ~53% to ~54% in November 2024

## 2025

*Introducing our 2025 forecast*

| *$million except %* | Forecast |
|---|---|
| Total Revenue | $260 – $285 |
| Adj. EBITDA Margin | ~50% |

- Expect approximately 10% year-over-year revenue growth at the midpoint
- Adjusted EBITDA margins compressed due to strategic investments in terrestrial network and other revenue opportunities
- We expect to reach our 2026 revenue guidance provided in November 2022 no later than 2025.

## Longer Term

*1st Full Year of Extended MSS Network Service*

| *$million except %* | Forecast |
|---|---|
| Total Revenue | > $495 |
| Adj. EBITDA Margin | > 54% |

- As stated in November 2024 Form 8-K, in the 1st year following the launch of the expanded Satellite Services, we estimate that our total revenue is expected to be >2x 2024 with an improved EBITDA margin.
- Excluded from this long-term guidance is upside from, among other areas, terrestrial spectrum and XCOM RAN, which, by their nature are difficult to precisely forecast.

76

Q&A Session 77 Tamer Kadous Vice President of Terrestrial Networks Mersad Cavcic Chief Marketing Officer Rebecca Clary Chief Financial Officer Alex Katko Vice President of Product Engineering Paul Jacobs Chief Executive Officer Tim Taylor Vice President of Finance, Business Operations & Strategy Kyle Pickens Vice President of Strategy

Proprietary & Confidential / Appendix

79 Capital Structure (in millions, except for per share price) As of September 30, 2024 (except for share price) Share Price (as of December 10, 2024) $2.28 Basic Shares Outstanding 1,892.3 Plus: Treasury Method Shares 105.5 Adjusted Total Shares Outstanding 1,997.8 Market Capitalization $4,554.98 Debt Outstanding: 2023 Funding Agreement $155.0 2021 Funding Agreement 49.5 13% Senior Notes 219.6 Total Debt Outstanding $424.1 Preferred Equity 149.4 Less: Cash and Cash Equivalents 51.9 Total Enterprise Value $5,076.58

80 Net Income (Loss) to Adjusted EBITDA Reconciliation (in millions) YTD Through September 30, 2024 Full Year 2024E Net Income (Loss) ($12.9) ($23.3) Interest income and expense, net 10.3 13.7 Derivative loss 0.8 1.1 Income tax expense 1.9 2.6 Depreciation, amortization, and accretion 66.5 88.6 EBITDA $66.6 $82.7 Non-cash compensation 26.6 35.5 Foreign exchange and other 3.1 4.2 Reduction in the value of long-lived assets and inventory 0.6 0.8 Non-cash expenses and transaction costs associated with the License Agreement 5.5 7.3 Transaction costs 2.6 3.4 Adjusted EBITDA $105.0 $133.9

81 Operating Cash Flow to Free Cash Flow Reconciliation (in millions) 2020 YTD Through September 30, 2024 Net cash provided by operating activities $22.2 $98.5 Net cash used in investing activities (14.5) (107.7) Less: network related capital expenditures (1) - 91.8 Adjusted net cash used in investing activities (14.5) (15.9) Estimated Free Cash Flow $7.7 $82.6 (1) Network related capital expenditures include the following items presented in Globalstar's cash flow statements in its 10-Q and 10-K SEC filings: payments under the satellite procurement agreement, payments under the launch services agreement, and payments for other network upgrades to support the Service Agreements. The vast majority of these expenditures are reimbursed to us by the Customer to the Service Agreements; accordingly, we have excluded such amounts from the calculation of free cash flow in the table above.

Proprietary & Confidential / Contact Us Connect Smarter Investor Relations investorrelations@globalstar.com